Addressing Investors’

Frequently Asked Questions

C. Larry Pope

President and Chief Executive Officer

Robert W. Manly

Executive Vice President and Chief Financial Officer

Forward-Looking Statements

This presentation contains “forward-looking” statements within the meaning of the federal securities laws. The forward-looking statements include statements concerning the Company’s outlook for the future, as well as other statements of beliefs, future plans and strategies or anticipated events, and similar expressions concerning matters that are not historical facts. The Company’s forward-looking information and statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, the statements. These risks and uncertainties include the availability and prices of live hogs, raw materials, fuel and supplies, food safety, livestock disease, live hog production costs, product pricing, the competitive environment and related market conditions, risks associated with our indebtedness, including cost increases due to rising interest rates or changes in debt ratings or outlook, hedging risk, operating efficiencies, changes in foreign currency exchange rates, access to capital, the cost of compliance with changes to regulations and laws, including changes in accounting standards, tax laws, environmental laws, agricultural laws and occupational, health and safety laws, adverse results from on-going litigation, actions of domestic and foreign governments, labor relations issues, credit exposure to large customers, the ability to make effective acquisitions and dispositions and successfully integrate newly acquired businesses into existing operations, the Company’s ability to effectively restructure portions of its operations and achieve cost savings from such restructurings and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for fiscal 2010 and in its subsequent Quarterly Reports on Form 10-Q. Readers are cautioned not to place undue reliance on forward-
looking statements because actual results may differ materially from those expressed in, or implied by, the statements. Any forward-looking statement that the Company makes speaks only as of the date of such statement, and the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Non-GAAP Measure Reconciliations

Non-GAAP Measure Reconciliations

Frequently Asked Questions

1.Can Smithfield deliver a record year in fiscal
2012?
2.What are Smithfield’s core strategies for
growth?
3.How will the Campofrío acquisition benefit
Smithfield shareholders?
4.Is Smithfield committed to maintaining a
conservative balance sheet?

Can Smithfield deliver a record year in
fiscal 2012?

Pork segment profitability has tripled since fiscal 2007

Note: Fresh pork and packaged meats results represent management’s estimated allocation of total Pork Segment results; FY 09, FY 10and TTM FY 11 Q3 results adjusted for restructuring and impairment charges; Refer to Non-GAAP measure reconciliations

Leveraging coordinated sales & marketing platform to manage packaged meats margins within the normalized range

Normalized range = $0.10-0.15 per pound

Note: Fresh pork and packaged meats results represent management’s estimated allocation of total Pork Segment results; FY 09, FY 10and TTM FY 11 Q3 results adjusted for restructuring and impairment charges; Refer to Non-GAAP measure reconciliations

Balanced supply & demand & strong exports should yield normalized fresh pork margins in fiscal 2012

Normalized range = $3-7 per head

Note: Fresh pork and packaged meats results represent management’s estimated allocation of total Pork Segment results; FY 09, FY 10and TTM FY 11 Q3 results adjusted for restructuring and impairment charges; Refer to Non-GAAP measure reconciliations

Low global protein inventories are supporting a higher hog futures curve & yielding continued hog production profitability, despite higher grain prices

Note: Industry profitability based on futures curves for live hogs and grains on 05/12/11; cost is pre-interest

Smithfield has reduced its domestic exposure to the corn markets by more than 40% since fiscal 2008

Smithfield Beef Group Divestiture

Sale of Turkey Interests

U.S. Sow Herd Reduction Initiated

12

Continued Strong Results In Fiscal 2012

Fresh pork	High end of normalized range	Balanced supply and demand and strong exports supporting high cutout
Packaged meats	Normalized range	Leveraging coordinated sales & marketing platform to manage margins
Hog Production	Continued profitability, despite higher grain prices Hog Production Cost Savings Initiative	Low global inventories supporting higher hog futures curve Run rate of $90 million or $.02 per pound annual benefit by end of fiscal 2013
Balance Sheet	Achieve Project 100	Continuing focus on conservative balance sheet

What are Smithfield’s
core strategies for growth?

Long-Term Strategies For Growth

Organic•Leverage highly
coordinated sales and
marketing platform
and consolidated
brand portfolio to
drive profitable top
and bottom line
growth and improve
ROICMergers & Acquisitions•Disciplined approach
to acquiring branded
packaged meats
companies while
enhancing ROIC and
maintaining a
conservative balance
sheet

Organic Growth Drivers

Driving
profitable
top and
bottom line
growthFocus on
quality and
consistent
earningsCompetitive
cost structure
in all operating
segmentsClosely
coordinated
sales &
marketing
platformConsolidated
portfolio of
leading
consumer
brands

Pork Group Restructuring Created A Highly Competitive Platform For Growth

16

Before Restructuring
After Restructuring

IndependentOperating Companies
7
3

Freshpork plants
9
8

Packagedmeats plants
36
30

Capacityutilization
<80%
>90%

Fresh pork sales organizations
3
2

Exportsales organizations
3
1

Retail packagedmeats sales organizations
10
3

Computer systems
>20
1

Brands
50+
12

Annual profit improvement
-
>$125 million

Smithfield Brand Portfolio

100 +
brandsConsolidating
acquisitionsinto 12
powerful
key brands
50 +
brands

Note: Computed as TTM FY 11 Q3 branded sales plus retail and operator markup of 35% across all trade channels

How will the Campofrío acquisition
benefit Smithfield shareholders?

Transaction Status

•Executed non-binding letters of intent
•Conducting confirmatory due diligence and
negotiating definitive agreements
•Takeover bid subject to various regulatory
approvals and approval of Campofrío's
shareholders
•Anticipated closing in second quarter of fiscal
2012

Rationale

•Positions Smithfield as leading global consumer
packaged meats company
•Increases percentage of sales and operating
profit from branded packaged meats and
geographically diversifies earnings base
•Unlocks existing investment to provide cash flow
and earnings stability
•Integration synergies and operational
improvements provide long term growth
opportunities

Financing

•Purchase price = €500 million or ~$725 million
•Proposed financing
•Focus on enhancing shareholder value while
maintaining a conservative balance sheet

Cash andrevolver draw

50%

~$400 million

Equity

25%-40%

$200-300 million

Debt

10%-25%

$100-200 million

Note: Equity purchase price; does not include an estimated €530 million in assumed net debt

Is Smithfield committed to maintaining a
conservative balance sheet?

Project 100 Objectives Achieved

Project
100Eliminate
$100 million
in interest
expenseReduce debt
by $1 billionImprove
credit
metricsExtend and
smooth debt
maturitiesEnsure
ample
liquidityReduce idle
cash

Committed To Maintaining Conservative Balance Sheet

Prioritize cash
toward debt
retirement
Maintain tight
control of capital
expendituresContinued focus
on ROICTarget liquidity in
the $500 million
to $1 billion range

Net debt to total capitalization ceiling of 50% with target of 40% or below

Note: Net debt is equal to notes payable and long-term debt and capital lease obligations, including current portion, less cash and cash equivalents; computed using net debt divided by the sum of net debt and shareholders’ equity.

Ceiling= 50% Net debt to total capitalization

Target= 40% Net debt to total capitalization

Net debt to adjusted EBITDA ceiling of 4x with target of 3x or below

Target= 3x Net debt to EBITDA

Note: Refer to Non-GAAP measure reconciliations for adjusted EBITDA calculations

Appendix –

More about Campofrío Food Group

Smithfield & Campofrío:
The Undisputed Global Leader In Consumer Packaged Meats

#1Global
Packaged
Meats
Company

#1U.S. Packaged
Pork Company#1European
Packaged Meats
Company

Who Is Campofrío?
#1 European Packaged Meats Company

Netherlands

€1.5 billion

#1

France

€6.2 billion

#1

Spain

€1.9 billion

#1

Portugal

€0.1 billion

#1

Germany

€9.0 billion

<1%

Belgium

€1.3 billion

#2

Romania

€0.6 billion

#2

Italy

€10.1 billion

#1

Source: Euromonitor2010; chilled processed meats market size as of 2009

Total Packaged Meats Market Size and
Campofrío Market PositionBy Country

Leading Branded Portfolio

32

European Packaged Meats Acquisition Strategy

CAMPOFRIO FOOD GROUP

...food you know, for people you love

1998-99

Acquire SBS SFGP in France

2004

Acquire Jean Caby in France

Merge SBS and SFGP into Jean Caby

Acquire 15% stake in Campofrío from Hormel

Accumulate 22% of Campofrío through private purchases and stock dividends

2006

Contribute Jean Caby into 50/50 joint venture with Oaktree Capital Management to form Groupe Smithfield

Groupe Smithfield acquires Sara Lee's European meats business

2008

Merge Groupe Smithfield with Campofrío resulting in Smithfield 37% ownership of Campofrío Food Group

2011

Anticipated acquisition of additional 50% of Campofrío resulting in Smithfield 87.6% ownership of Campofrío Food Group

Smithfield

Strengthens Packaged Meats Portfolio Mix

On a pro forma
basis, Smithfield
will have
dramatically
increasedpackaged meatssales, operating
profit and
invested capital.

Sales

Operating
Profit

InvestedCapital